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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2006

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-6404                    44-0651207
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(State or other jurisdiction of     (Commission              (I.R.S. Employer
        incorporation)              File Number)             Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                     77002
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                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement.

          On August 22, 2006, Gateway Energy Corporation (the "Company") entered into Indemnification Agreements with each of its directors, Chauncey Gundelfinger, Jr., Steven C. Scheler, John A. Raasch, Steven W. Cattron and J. Darby Sere, and with each of its executive officers, Robert Panico, President and Chief Executive Officer, and Christopher M. Rasmussen, Chief Financial Officer and Secretary. The Indemnification Agreements, among other things, provide for indemnification of the respective director or officer for judgments, fines, penalties and amounts paid in settlement actually or reasonably incurred by such person in any action or proceeding arising out of such person's services as a director or officer of the Company or at the Company's request. The Indemnification Agreements also provide for advancement of expenses to the indemnified person in connection with a legal proceeding.

          In addition to the Indemnification Agreements, the Company's Amended and Restated Certificate of Incorporation and Bylaws provide for indemnification and advancement of expenses for directors and officers. The Company believes that these provisions and agreements are necessary to attract and retain qualified persons to serve as directors and officers. There is no pending litigation or proceeding relating to the Company involving any of the Company's directors or officers.

          On August 23, 2006, the Company entered into Employment Agreements with its two officers, Messrs. Panico and Rasmussen. Under the agreements, which are for an indefinite period, these individuals are to be compensated in their positions as officers of the Company. The agreements provide for a minimum annual salary that may be increased by the Board, severance payments triggered by certain events, including a change of control, non-competition provisions and customer and personnel non-solicitation provisions. The Company believes that these provisions and agreements are necessary to both retain Messrs. Panico and Rasmussen and protect the Company's interests.

          The foregoing descriptions of the Employment Agreements and Indemnification Agreements do not purport to be complete and are qualified in their entirety by reference to the Employment Agreements and Indemnification Agreements. A form of the Indemnification Agreement for directors and certain officers of the Company is filed as Exhibit 10.1 hereto and is incorporated herein by reference. Employment Agreements, executed between the Company and Messrs. Panico and Rasmussen, are filed as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Item 5.02     Departure of Directors or Principal Officers;
              Election of Directors; Appointment of Principal Officers.

          On August 22, 2006, John B. Ewing, Jr., resigned from the Board of Directors (the "Board") of the Company. Mr. Ewing's resignation was not a result of any disagreement with the Company's operations, policies or practices. At the time of resignation, Mr. Ewing served as Chairman of the Company's Compensation and Stock Option Committee and a member of the Nominating Committee.

          On August 23, 2006, Gordon L. Wright was elected to serve on the Board. Mr. Wright possesses over 30 years experience in both domestic and international exploration and production of oil and natural gas. Currently, he operates his own consulting service under the name Gordon L. Wright Petroleum Consulting Co. Prior to that, in 1999, he served as president and chief executive officer of CGAS, Inc., an Appalachian exploration and production company. From 1978 to 1998, he worked with CMS Nomeco Oil & Gas Co., an independent oil and gas company, in various capacities. He served as president, chief executive officer and member of the board of directors of the company from 1995 until 1998. Mr. Wright and the Company executed an Indemnification Agreement.


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          On August 24, 2006, the Company issued a press release announcing the resignation of Mr. Ewing and the election of Mr. Wright to the Board. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws;
              Change in Fiscal Year.

          On August 23, 2006, the Board of Directors of the Company approved certain amendments to the Company's Bylaws. Section 7 of Article I and Section 1 of Article II of the Bylaws were amended to implement a minimum vote policy for director elections. Pursuant to the revised Section 7, in an uncontested election no director shall be elected unless such director has received the affirmative vote of at least 35 percent of the shares represented at the meeting, either in person or by proxy. Any director seeking reelection and failing to obtain the affirmative vote of at least 35 percent must tender his or her resignation to the Board. The Board has 90 days to consider and make a determination whether to accept the resignation.

          Additionally, Section 2 of Article I of the Bylaws was amended to provide that the Company's chairman and president may call a special meeting of the shareholders so long as a majority of the Board approves such action.

          The foregoing descriptions of the amendments to the Company's Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit

3.2                 Bylaws as amended August 22, 2006.

10.1                Form of Indemnification Agreement.

10.2                Employment Agreement with Robert Panico dated August 23,
                    2006.

10.3                Employment Agreement with Christopher M. Rasmussen dated
                    August 23, 2006.

99.1 Press release dated August 24, 2006, announcing director resignation and election.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  August 24, 2006

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                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit

3.2                 Bylaws as amended August 22, 2006.

10.1                Form of Indemnification Agreement.

10.2                Employment Agreement with Robert Panico dated August 23,
                    2006.

10.3                Employment Agreement with Christopher M. Rasmussen dated
                    August 23, 2006.

99.1 Press release dated August 24, 2006, announcing director resignation and election.

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